UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Santander Consumer USA Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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SANTANDER CONSUMER USA HOLDINGS INC.

1601 Elm St. Suite 800

Dallas, Texas 75201

(214) 634-1110

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

JULY 15, 2015

SUPPLEMENT TO PROXY STATEMENT

July 2, 2015

This supplement (this “First Supplement”) revises and supplements the Proxy Statement (the “Proxy Statement”) of Santander Consumer USA Holdings Inc. (“SCUSA” or the “Company”), filed with the Securities and Exchange Commission (the “SEC”) on June 15, 2015, related to the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on July 15, 2015. The Annual Meeting will begin promptly at 10:00 a.m., local time, at 1601 Elm St., Suite 800, Dallas, Texas 75201.

On July 2, 2015, incumbent director, Chairman and Chief Executive Officer, Thomas G. Dundon, who was nominated for election at the Annual Meeting, resigned as Chairman and Chief Executive Officer, effective as of the close of business on July 2, 2015. Mr. Dundon will continue to serve as a director of the Company. Also on July 2, 2015, the Board of Directors of the Company (the “Board”) announced that it had appointed Jason A. Kulas, the Company’s President and Chief Financial Officer, as Chief Executive Officer and a member of our Board. The Board also announced that Jason W. Grubb, the Company’s Chief Operating Officer, Originations, would succeed Mr. Kulas as President, effective as of the close of business on July 2, 2015, that Stephen A. Ferriss had been appointed as Chairman of the Board, effective as of the close of business on July 2, 2015, and that Jennifer Popp, the Company’s Deputy Chief Financial Officer, had been appointed as interim Chief Financial Officer until Mr. Kulas’ permanent successor is appointed.

The Board of Directors of the Company (the “Board”) is pleased to inform you that it has nominated Jason A. Kulas to stand for election as a director at the Annual Meeting. This First Supplement provides additional information regarding the qualifications and business background of Jason A. Kulas and his nomination.

Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Proxy Statement.

THIS INFORMATION UPDATES INFORMATION THAT IS INCLUDED IN THE PROXY STATEMENT. WE URGE YOU TO READ THIS INFORMATION AND THE PROXY STATEMENT CAREFULLY.

PROPOSAL I

ELECTION OF DIRECTORS

As of our Annual Meeting, our board will consist of thirteen members. The current members are Roman Blanco, John H. Corston, Thomas G. Dundon, Stephen A. Ferriss, William P. Hendry, Matthew Kabaker, Jason Kulas, Gonzalo de Las Heras, Tagar C. Olson, Gerald P. Plush, Wolfgang Schoellkopf, Javier San Felix and Heidi Ueberroth. The nominees for election as directors are the nominees described in the Proxy Statement and Jason Kulas. Directors of the Company are elected to one-year terms, each to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified.

It is intended that the proxies solicited by the Board will be voted for the election of each of the named nominees, as revised by this First Supplement, unless otherwise specified. However, if any of the current nominees is unable to serve, the shares represented by valid proxies will be voted for the election of such further substitute as the Board may recommend. At this time, the Board knows of no reason why and of the current nominees might be unavailable to serve. Each of the nominees, including Mr. Kulas, has consented to serve, if elected.

COMMITTEES OF THE BOARD OF DIRECTORS

Mr. Kulas has been appointed to the Executive Committee of the Board.

INFORMATION ABOUT THE NOMINEE’S QUALIFICATIONS,

EXPERIENCE, ATTRIBUTES OR SKILLS

The Board believes that Mr. Kulas has the qualifications, experience, attributes and skills appropriate to his continued service as a director of the Company in light of the Company’s business and structure and his prior experience as President and Chief Financial Officer of the Company. Mr. Kulas has a demonstrated record of business and professional accomplishments that indicates he has the ability to critically review, evaluate and access information provided to him.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN THE PROXY STATEMENT, WHICH NOW INCLUDE JASON A. KULAS.

ANNUAL MEETING OF SANTANDER CONSUMER USA HOLDINGS INC.

Date: July 15, 2015
Time: 10:00 A.M. (Local Time)
Place: 1601 Elm Street, Suite 800, Dallas, Texas 75201
Please make your marks like this: ☒ Use dark black pencil or pen only
Board of Directors Recommends a Vote FOR proposals 1, 2 and 3 and 3 YEARS on proposal 4.
1:	Election of Directors					Directors Recommend ä
		For		Withhold
	01 Thomas G. Dundon	☐		☐		For
	02 Jose Garcia Cantera	☐		☐		For
	03 Stephen A. Ferriss	☐		☐		For
	04 Victor Hill	☐		☐		For
	05 Mónica López-Monís Gallego	☐		☐		For
	06 Javier Maldonado	☐		☐		For
	07 Blythe Masters	☐		☐		For
	08 Robert J. McCarthy	☐		☐		For
	09 Gerald P. Plush	☐		☐		For
	10 William Rainer	☐		☐		For
	11 Wolfgang Schoellkopf	☐		☐		For
	12 Heidi Ueberroth	☐		☐		For
	13 Jason A. Kulas	☐		☐		For
		For	Against	Abstain
2:	The ratification of our appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year.	☐	☐	☐		For
3:

Say-on-Pay. Approval of the compensation of our named executive officers, on an advisory, non-binding basis, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.

		☐	☐	☐		For
4:	Say-on-Frequency. Approval for the say-on-pay advisory vote on executive compensation to occur once every 3 YEARS.	1 year ☐	2 years ☐	3 years ☐	Abstain ☐	3 Years
5:	To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.
Authorized Signatures - This section must be completed for your Instructions to be executed.

	Please Sign Here	Please Date Above

	Please Sign Here	Please Date Above

Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign.Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Annual Meeting of Santander Consumer USA Holdings Inc. to be held on Wednesday, July 15, 2015 for Holders as of June 1, 2015 This proxy is being solicited on behalf of the Board of Directors
VOTE BY:
INTERNET		TELEPHONE
Go To		855-782-8499

www.proxypush.com/sc
• Cast your vote online.		OR	•	Use any touch-tone telephone.
• View Meeting Documents.			•	Have your Proxy Card/Voting Instruction Form ready.
		MAIL	•	Follow the simple recorded instructions.

OR	•	Mark, sign and date your Proxy Card/Voting Instruction Form.
	•	Detach your Proxy Card/Voting Instruction Form.
	•	Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.

The undersigned hereby appoints Eldridge A. Burns, Jr. and Jason A. Kulas, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Santander Consumer USA Holdings Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2 AND 3 AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 4.

All votes must be received by 5:00 P.M., Eastern Time, July 14, 2015.

PROXY TABULATOR FOR
SANTANDER CONSUMER USA HOLDINGS INC.
P.O. BOX 8016
CARY, NC 27512-9903

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CLIENT #
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Proxy — Santander Consumer USA Holdings Inc.
Annual Meeting of Stockholders
July 15, 2015 10:00 A.M. (Local Time)
This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Eldridge A. Burns, Jr. and Jason A. Kulas (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of Santander Consumer USA Holdings Inc., a Delaware corporation (the “Company”), the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of Santander Consumer USA Holdings Inc., at 1601 Elm Street, Suite 800, Dallas, Texas 75201, on Wednesday, July 15, 2015 at 10:00 A.M. (Local Time) and all adjournments thereof.

The Board of Directors of the Company recommends a vote “FOR” all nominees for director, “FOR” proposals 2 and 3, and for “3 YEARS” for Proposal 4.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all nominees for director and “FOR” each proposal. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.